CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         We consent to the use in this Registration Statement on Form 10-SB of our report on YouthLine USA, Inc. and Subsidiary dated February 22, 2000 on our examinations for the years ended December 31, 1998 and 1999. We also consent to the reference to our firm under the caption "Experts".

MICHAEL C. FINKELSTEIN

Morganville, New Jersey
Certified Public Accountant
March 27, 2000